SUMMARY PROSPECTUS	MAY 7, 2010

Quaker® Event Arbitrage Fund

Tickers: Class A QEAAX, Class C QEACX, Class I QEAIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 7, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.quakerfunds.com/literature. You can also get this information at no cost by calling 800-220-8888 or by sending an e-mail request to fundinfo@quakerfunds.com.

INVESTMENT OBJECTIVES

The Quaker Event Arbitrage Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

Fund investors pay various expenses either directly or indirectly. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 10 of the Fund’s Prospectus and in the “Shareholder Information” section on page 22 of the Fund’s Statement of Additional Information. Actual or future expenses may be different.

Shareholder Fees
(fees paid directly			Institutional
from your investment)	Class A	Class C	Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE

Maximum Deferred Sales Charge (Load)	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.30%	1.30%	1.30%

Distribution (12b-1) Fees	0.25%	1.00%	NONE

Other Expenses	0.34%	0.34%	0.34%

Acquired Fund Fees and Expenses(1)	0.03%	0.03%	0.03%

Total Annual Fund Operating Expenses	1.92%	2.67%	1.67%

(1)	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.

	One	Three	Five	Ten
	Year	Years	Years	Years

CLASS A	$734	$1,120	$1,530	$2,670

CLASS C	$270	$829	$1,415	$3,003

INSTITUTIONAL CLASS	$170	$526	$907	$1,976

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 226.00% of the average value of its portfolio.

Summary Prospectus	1 of 4	Quaker® Event Arbitrage Fund

Quaker® Event Arbitrage Fund

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund generally invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”). A variety of strategies can be employed to capitalize on the mispricing of corporate securities during reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities. In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes:

•	Merger Arbitrage. The Fund invests in the securities of companies subject to publicly announced mergers, takeovers, tender offers, and other corporate reorganizations.

•	Capital Structure Arbitrage. The Fund invests in different securities issued by the same issuer whose different securities are believed to be mispriced relative to each other.

•	Distressed Securities Investments. The Fund invests in distressed securities, which are securities of companies that are in or believed to be near bankruptcy or whose securities are otherwise undergoing extreme financial situations that put the continuation of the issuer as a going concern at risk. Distressed securities include below investment- grade securities.

•	Proxy Fight Investments. The Fund invests in securities of a company that is subject to a proxy fight involving control over the company.

Some of these strategies involve the use of arbitrage, which involves taking advantage of small price differences between two otherwise equivalent assets. As compared with conventional investing, the Fund’s adviser, Quaker Funds, Inc. (the “Adviser”) considers the Fund’s investment strategies to be less dependent on the overall direction of stock prices.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

•	Merger Arbitrage Risk. Certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the Fund’s Adviser may not disappear or may even increase, in which case losses may be realized.

•	Distressed Securities Risk. Investment in distressed securities may be considered speculative and may present substantial risk of loss. Below investment- grade securities involve greater risks of default or downgrade and are more volatile than investment- grade securities. Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the securities.

•	Proxy Fight Risk. A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

•	Diversification Risk. The Fund is not a “diversified” fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•	Management Risk. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

PAST PERFORMANCE

The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges, but includes the reinvestment of dividends and capital gains. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

On or about May 24, 2010, the Pennsylvania Avenue Event-Driven Fund (the “Pennsylvania Avenue Fund”), a series of the Pennsylvania Avenue Funds, will be reorganized into the Fund (the “Reorganization”). The Fund has investment objectives, strategies, and policies substantially similar to those of the Pennsylvania Avenue Fund, which was advised by Pennsylvania Avenue Advisers LLC (“Pennsylvania Avenue”), and the current portfolio manager to the Fund. Performance information prior

Summary Prospectus	2 of 4	Quaker® Event Arbitrage Fund

to the Reorganization represents that of the Pennsylvania Avenue Fund.

Annual Total Returns — Class A Shares as of December 31, 2009

Highest Performing Quarter:	14.27	% in 4th quarter of 2004
Lowest Performing Quarter:	(11.93)	% in 4th quarter of 2008

The Funds cumulative year-to-date return through March 31, 2010 was 6.10%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, three-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. The average annual total returns in the table below include any applicable sales charges and assumes reinvestment of dividends and capital gains. Prior to the Reorganization, the Pennsylvania Avenue Fund did not impose a sales load. Accordingly, the average annual total returns as of December 31, 2009 do not reflect the imposition of a sales load.

Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	Lifetime

Class A Return Before Taxes
(Inception Date: November 21, 2003)	27.84%	3.48%	7.58%

Class A Return After Taxes on Distributions	27.84%	2.44%	5.91%

Class A Return After Taxes on Distributions and Sale of Fund Shares	18.10%	2.53%	5.71%

Class C Return Before Taxes
(Inception Date: On or About May 24, 2010)	N/A	N/A	N/A

Institutional Class Return Before Taxes (Inception Date: On or About May 24, 2010)	N/A	N/A	N/A

S&P 500 Total Return Index	26.46%	0.42%	3.28%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

PORTFOLIO MANAGER

Thomas F. Kirchner, CFA, and Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC., PO Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

Summary Prospectus	3 of 4	Quaker® Event Arbitrage Fund

TAX INFORMATION

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. The Fund will distribute substantially all of its net realized capital gains and net investment income, if any, to its shareholders annually.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

A current Statutory Prospectus and Statement of Additional Information, both dated May 7, 2010, have been filed with the SEC and are incorporated by reference into this Summary Prospectus. The Statutory Prospectus, Statement of Additional Information and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

QKSUARB 052010

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI 53201-0701

Summary Prospectus	4 of 4	Quaker® Event Arbitrage Fund